UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2022

To Our Shareholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was (17.7)%, compared with a total return of (8.3)% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was (19.0)%. The Fund’s NAV per share was $12.35, while the price of the publicly traded shares closed at $10.72 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Healthcare & WellnessRx Trust is a diversified, closed-end management investment company whose investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first half of 2022 was extremely challenging for stocks. The risk of a recession is clearly growing, exacerbated by the continuing war in Ukraine and high energy and commodity costs. Central banks around the world have begun to aggressively raise interest rates to combat high inflation, despite slowing economic growth around the world. Higher interest rates in the United States triggered a significant strengthening of the U.S. dollar, which will be a headwind to earnings growth for U.S.-based multinational companies. Hospital chains HCA Healthcare Inc. (2.31% of total investments as of June 30, 2022, -34%) and Tenet Healthcare Corp.(2.10%, -36%) have seen a significant slowdown in COVID-19 patients that was not fully offset by higher elective or non-emergency procedure volume. Hospitals also continue to struggle with higher labor costs, particularly for nurses.

Staffing shortages and a less robust rebound in elective procedures may also impact demand for medical devices from Baxter International Inc.(1.55%, -25%), Medtronic plc (0.93%, -12%), Stryker Corp. (0.75%, -25%), and Zimmer Biomet Holdings Inc.(1.29%, -14%). Large pharmaceutical companies lived up to their defensive reputation this quarter as investors valued steady revenue, earnings, and dividends from companies such as Merck & Co. Inc. (1.18%, +21%), Bristol-Myers Squibb Co. (2.04%, +26%), and Johnson & Johnson (2.63%, +5%). Growth stocks that have yet to turn a profit are also significantly out of favor with investors, impacting Aurinia Pharmaceuticals Inc.(0.48%, -56%), CareDx Inc.(0.22%, -53%), and Semler Scientific Inc. (0.34%, -44%).

Stock prices of the Fund’s consumer holdings mostly held up well, as food and beverage producers are generally getting through enough pricing to protect profitability, albeit sometimes with a lag, and should enjoy relatively stable demand even if the U.S. economy goes into a recession. Notable contributors to returns included Post Holdings Inc.(1.27%, +19%), General Mills Inc.(1.17%, +12%), Bellring Brands Inc. (1.20%, +8%), Yakult Honsha Co. Ltd.(1.27%, +7%), and Kellogg Co.(0.80%, +12%), which announced plans to split up into three separate companies. Detractors included The Hain Celestial Group Inc.(1.22%, -31%), Kikkoman Corp. (1.53%, -21%), The Kroger Co. (1.30%, -17%), Nestle (3.68%, -9%), and International Flavors & Fragrances (1.35%, -9%).

Thank you for your investment in The Gabelli Healthcare & WellnessRx Trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)

	Six Months	1 Year	5 year	10 year	15 year	Since Inception (6/28/07)
The Gabelli Healthcare & WellnessRx Trust (GRX)
NAV Total Return (b)	(17.70)%	(13.13)%	5.73%	9.97%	8.75%	8.74%
Investment Total Return (c)	(18.98)	(14.47)	5.58	10.27	7.73	7.68
S&P 500 Health Care Index	(8.33)	3.37	12.16	14.97	11.10	11.06
S&P 500 Consumer Staples Index	(5.58)	6.66	8.79	10.68	9.90	9.89
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	(6.96)	5.02	10.48	12.83	10.50	10.48

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2022:

The Gabelli Healthcare & WellnessRx Trust

Health Care Providers and Services	21.8%	Household and Personal Products	2.8%
Pharmaceuticals	19.0%	Beverages	2.4%
Food	17.4%	Electronics	2.3%
Health Care Equipment and Supplies	14.8%	Specialty Chemicals	1.3%
Food and Staples Retailing	6.9%	Financial Services	0.2%
Biotechnology	6.2%		100.0%
U.S. Government Obligations	4.9%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 95.1%
	Beverages — 2.4%
60,000	China Mengniu Dairy Co. Ltd.	$134,296	$299,358
33,000	Danone SA	1,820,733	1,841,856
40,000	ITO EN Ltd.	954,106	1,792,453
7,000	Morinaga Milk Industry Co. Ltd.	121,875	250,737
5,000	PepsiCo Inc.	423,100	833,300
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,134,286
424,000	Vitasoy International Holdings Ltd.	253,570	741,357
		4,708,955	6,893,347

	Biotechnology — 6.2%
833	2seventy bio Inc.†	22,951	10,996
424	Amgen Inc.	100,483	103,159
140,000	Aurinia Pharmaceuticals Inc.†	2,210,318	1,407,000
300	Berkeley Lights Inc.†	23,091	1,491
10,000	Biohaven Pharmaceutical Holding Co. Ltd.†	1,411,950	1,457,100
7,000	Bio-Rad Laboratories Inc., Cl. A†	3,010,667	3,465,000
2,500	Bluebird Bio Inc.†	46,765	10,350
55,000	Catalent Inc.†	6,052,082	5,900,950
12,300	Charles River Laboratories International Inc.†	2,892,780	2,631,831
35,000	Clovis Oncology Inc.†	181,417	63,000
400	Danaher Corp.	128,465	101,408
1,500	Galapagos NV, ADR†	116,333	83,700
2,308	Gilead Sciences Inc.	146,259	142,657
11,500	Global Blood Therapeutics Inc.†	411,292	367,425
3,000	Gritstone bio Inc.†	23,010	7,260
1,900	Guardant Health Inc.†	199,698	76,646
2,600	Idorsia Ltd.†	34,461	37,176
3,700	Illumina Inc.†	277,377	682,132
700	Incyte Corp.†	56,772	53,179
11,000	Invitae Corp.†	90,404	26,840
300	Natera Inc.†	32,019	10,632
3,000	Pacific Biosciences of California Inc.†	116,760	13,260
38,871	Personalis Inc.†	420,122	134,105
1,200	Regeneron Pharmaceuticals Inc.†	452,650	709,356
1,000	Sarepta Therapeutics Inc.†	79,755	74,960
1,037	Vericel Corp.†	25,449	26,112
1,600	Waters Corp.†	243,291	529,568
		18,806,621	18,127,293

			Market
Shares		Cost	Value
	Electronics — 2.3%
400	Azenta Inc.	$34,009	$28,840
12,150	Thermo Fisher Scientific Inc.	2,254,789	6,600,852
		2,288,798	6,629,692

	Financial Services — 0.2%
50,000	Post Holdings Partnering Corp.†	500,000	488,500

	Food — 17.4%
15,000	Calavo Growers Inc.	498,575	625,800
5,000	Campbell Soup Co.	200,523	240,250
2,500	Chr. Hansen Holding A/S	124,508	181,964
45,000	Conagra Brands Inc.	1,313,944	1,540,800
62,500	Flowers Foods Inc.	608,064	1,645,000
45,000	General Mills Inc.	1,963,717	3,395,250
32,500	Kellogg Co.	1,751,956	2,318,550
35,000	Kerry Group plc, Cl. A	1,331,659	3,376,233
84,000	Kikkoman Corp.	1,032,474	4,457,547
10,000	Lamb Weston Holdings Inc.	658,562	714,600
22,000	Maple Leaf Foods Inc.	392,032	432,583
15,000	MEIJI Holdings Co. Ltd.	310,384	736,291
60,000	Mondelēz International Inc., Cl. A	1,948,005	3,725,400
66,500	Nestlé SA	4,254,556	7,762,803
50,000	Nomad Foods Ltd.†	969,772	999,500
45,000	Post Holdings Inc.†	1,205,896	3,705,750
7,000	Sovos Brands Inc.†	84,000	111,090
150,000	The Hain Celestial Group Inc.†	3,484,936	3,561,000
18,000	The J.M. Smucker Co.	1,119,425	2,304,180
50,000	The Kraft Heinz Co.	1,762,827	1,907,000
120,000	Tingyi (Cayman Islands) Holding Corp.	196,545	205,536
65,000	Unilever plc, ADR	2,154,809	2,978,950
64,000	Yakult Honsha Co. Ltd.	1,884,579	3,693,396
		29,251,748	50,619,473

	Food and Staples Retailing — 6.9%
4,000	BARK Inc.†	30,439	5,120
140,000	BellRing Brands Inc.†	2,031,459	3,484,600
101,000	CVS Health Corp.	4,428,628	9,358,660
30,000	Ingles Markets Inc., Cl. A	454,430	2,602,500
1,500	Petco Health & Wellness Co. Inc.†	27,610	22,110
13,000	Pets at Home Group plc	72,880	48,614
20,000	Sprouts Farmers Market Inc.†	403,296	506,400
80,000	The Kroger Co.	1,103,173	3,786,400
6,000	United Natural Foods Inc.†	48,857	236,400

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Staples Retailing (Continued)
3,300	Walgreens Boots Alliance Inc.	$157,278	$125,070
		8,758,050	20,175,874

	Health Care Equipment and Supplies — 14.8%
500	Agilent Technologies Inc.	64,443	59,385
41,661	Axogen Inc.†	589,127	341,204
15,000	Bausch + Lomb Corp.†	249,558	228,600
70,000	Baxter International Inc.	4,069,462	4,496,100
2,200	Becton, Dickinson and Co.	524,122	542,366
28,000	Boston Scientific Corp.†	167,160	1,043,560
7,409	Cardiovascular Systems Inc.†	195,375	106,393
96,298	Conformis Inc.†	77,031	34,070
18,800	Cutera Inc.†	212,812	705,000
85,000	DENTSPLY SIRONA Inc.	4,277,888	3,037,050
20,000	Eargo Inc.†	106,677	15,038
19,325	Electromed Inc.†	185,209	186,293
40	Embecta Corp.†	1,210	1,013
2,000	Exact Sciences Corp.†	169,578	78,780
10,000	Gerresheimer AG	430,702	649,729
16,000	Globus Medical Inc., Cl. A†	373,794	898,240
3,500	Haemonetics Corp.†	201,605	228,130
10,000	Halozyme Therapeutics Inc.†	414,700	440,000
45,000	Henry Schein Inc.†	2,765,202	3,453,300
800	Hologic Inc.†	57,920	55,440
17,775	ICU Medical Inc.†	4,037,393	2,922,032
182,000	InfuSystem Holdings Inc.†	1,422,953	1,752,660
45,000	Integer Holdings Corp.†	2,392,500	3,179,700
200	Intuitive Surgical Inc.†	65,290	40,142
600	iRhythm Technologies Inc.†	25,803	64,818
30,000	Medtronic plc	2,334,849	2,692,500
2,000	Meridian Bioscience Inc.†	46,024	60,840
20,000	Merit Medical Systems Inc.†	1,276,400	1,085,400
2,000	NanoString Technologies Inc.†	92,598	25,400
1,000	Neogen Corp.†	25,775	24,090
92,174	Neuronetics Inc.†	869,388	295,879
14,751	NuVasive Inc.†	649,341	725,159
10,000	OraSure Technologies Inc.†	90,192	27,100
5,200	Organogenesis Holdings Inc.†	41,266	25,376
18,000	Patterson Cos. Inc.	399,377	545,400
500	PerkinElmer Inc.	84,547	71,110
4,566	QuidelOrtho Corp.†	559,915	443,724
35,000	Semler Scientific Inc.†	1,695,977	986,300
5,000	Silk Road Medical Inc.†	268,350	181,950
103,258	SmileDirectClub Inc.†	763,792	107,388

			Market
Shares		Cost	Value
3,000	Smith & Nephew plc, ADR	$99,190	$83,760
10,618	Standard BioTools Inc.†	39,390	16,989
35,000	Stericycle Inc.†	2,005,426	1,534,750
11,000	Stryker Corp.	624,596	2,188,230
17,000	SurModics Inc.†	478,044	632,910
5,000	Tactile Systems Technology Inc.†	106,585	36,500
9,000	The Cooper Companies Inc.	957,599	2,818,080
6,000	Vapotherm Inc.†	70,574	15,180
35,700	Zimmer Biomet Holdings Inc.	3,723,588	3,750,642
		40,380,297	42,933,700

	Health Care Providers and Services — 21.8%
45,000	AmerisourceBergen Corp.	3,121,934	6,366,600
152,385	Avantor Inc.†	3,460,854	4,739,173
200,000	CareCloud Inc.†	1,543,685	685,000
30,000	CareDx Inc.†	1,093,212	644,400
10,000	Chemed Corp.	4,576,474	4,693,900
40,500	DaVita Inc.†	2,763,286	3,238,380
19,771	DLH Holdings Corp.†	168,092	301,310
2,000	eHealth Inc.†	119,684	18,660
40,000	ElectroCore Inc.†	54,200	20,396
12,890	Elevance Health Inc.	2,457,927	6,220,456
157,500	Evolent Health Inc., Cl. A†	1,625,316	4,836,825
4,000	Glaukos Corp.†	183,035	181,680
7,000	GoodRx Holdings Inc., Cl. A†	191,080	41,440
39,900	HCA Healthcare Inc.	3,294,530	6,705,594
500	IQVIA Holdings Inc.†	101,974	108,495
16,385	Laboratory Corp. of America Holdings	1,866,661	3,839,989
12,162	McKesson Corp.	816,250	3,967,366
600	Medpace Holdings Inc.†	90,570	89,802
20,000	NeoGenomics Inc.†	531,181	163,000
214,514	Option Care Health Inc.†	2,484,159	5,961,344
40,837	Orthofix Medical Inc.†	1,203,600	961,303
67,000	PetIQ Inc.†	1,493,499	1,124,930
500	Quest Diagnostics Inc.	75,022	66,490
5,000	Sema4 Holdings Corp.†	17,875	6,300
4,000	Teladoc Health Inc.†	331,265	132,840
116,000	Tenet Healthcare Corp.†	3,773,238	6,096,960
4,300	UnitedHealth Group Inc.	769,060	2,208,609
		38,207,663	63,421,242

	Household and Personal Products — 2.8%
25,000	Church & Dwight Co. Inc.	876,087	2,316,500
25,000	Colgate-Palmolive Co.	1,563,728	2,003,500
60,000	Edgewell Personal Care Co.	1,761,069	2,071,200
12,000	The Procter & Gamble Co.	923,445	1,725,480
		5,124,329	8,116,680

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Pharmaceuticals — 19.0%
20,400	Abbott Laboratories	$834,763	$2,216,460
44,400	AbbVie Inc.	4,822,994	6,800,304
4,000	ACADIA Pharmaceuticals Inc.†	90,650	56,360
25,000	Achaogen Inc.†(a)	360	0
36,297	AstraZeneca plc, ADR	1,981,452	2,398,143
189,500	Bausch Health Cos. Inc.†	4,326,558	1,584,220
77,138	Bristol-Myers Squibb Co.	3,615,513	5,939,626
29,400	Cigna Corp.	4,146,499	7,747,488
85,000	Elanco Animal Health Inc.†	2,345,927	1,668,550
43,067	Johnson & Johnson	4,875,832	7,644,823
37,750	Merck & Co. Inc.	1,595,793	3,441,667
300	Odonate Therapeutics Inc.†	4,956	480
5,000	OPKO Health Inc.†	22,499	12,650
14,500	Paratek Pharmaceuticals Inc.†	93,171	27,985
96,994	Perrigo Co. plc	4,065,501	3,935,047
88,925	Pfizer Inc.	2,901,335	4,662,338
12,000	Roche Holding AG, ADR	250,094	500,520
38,000	Teva Pharmaceutical Industries Ltd., ADR†	433,080	285,760
8,700	Vertex Pharmaceuticals Inc.†	1,619,461	2,451,573
40,000	Viatris Inc.	604,301	418,800
3,890	Zimvie Inc.†	101,497	62,279
20,000	Zoetis Inc.	935,310	3,437,800
		39,667,546	55,292,873

	Specialty Chemicals — 1.3%
33,000	International Flavors & Fragrances Inc.	3,306,621	3,930,960

	TOTAL COMMON STOCKS	191,000,628	276,629,634

	PREFERRED STOCKS— 0.0%
	Biotechnology — 0.0%
5,000	XOMA Corp., Ser. A, 8.625%	123,309	125,450

	RIGHTS — 0.0%
	Biotechnology — 0.0%
6,907	Tobira Therapeutics Inc., CVR†(a)	414	0

	Pharmaceuticals — 0.0%
3,500	Ipsen SA/Clementia, CVR†(a)	4,725	0

	TOTAL RIGHTS	5,139	0

			Market
Shares		Cost	Value
	WARRANTS — 0.0%
	Health Care Providers and Services — 0.0%
420	Option Care Health Inc.,
	Cl. A, expire 07/27/25†	$384	$1,341
420	Option Care Health Inc.,
	Cl. B, expire 07/27/25†	363	1,113
		747	2,454

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.9%
$14,185,000	U.S. Treasury Bills,
	0.773% to 1.647%††,
	08/18/22 to 09/22/22	14,156,117	14,149,922

TOTAL INVESTMENTS — 100.0%		$205,285,940	290,907,460

Other Assets and Liabilities (Net)			153,504

PREFERRED SHAREHOLDERS
(6,000,000 preferred shares outstanding)			(80,000,000)

NET ASSETS — COMMON SHAREHOLDERS
(17,092,973 common shares outstanding)			$211,060,964

NET ASSET VALUE PER COMMON SHARE
($211,060,964 ÷ 17,092,973 shares outstanding)			$12.35

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Total Investments	Market Value
North America	85.9%	$249,740,244
Europe	9.6	27,856,254
Japan	4.1	12,064,711
Asia/Pacific	0.4	1,246,251
Total Investments	100.0%	$290,907,460

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
Assets:
Investments, at value (cost $205,285,940)	$290,907,460
Cash	10,388
Foreign currency, at value (cost $6,412)	6,401
Dividends and interest receivable	507,556
Deferred offering expense	155,475
Prepaid expenses	3,188
Total Assets	291,590,468
Liabilities:
Distributions payable	44,444
Payable for Fund shares repurchased	3,483
Payable for investment advisory fees	241,055
Payable for payroll expenses	59,986
Payable for accounting fees	7,500
Payable for preferred offering expenses	15,211
Series C Cumulative Preferred Stock, callable and Mandatory redemption 12/18/24 ) (See Notes 2 and 6)	40,000,000
Series E Cumulative Preferred Stock, callable and mandatory redemption 12/26/25 (See Notes 2 and 6)	40,000,000
Other accrued expenses	157,825
Total Liabilities	80,529,504
Net Assets Attributable to Common Shareholders	$211,060,964
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$123,379,957
Total distributable earnings	87,681,007
Net Assets	$211,060,964

Net Asset Value per Common Share:
($211,060,964 ÷ 17,092,973 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.35

Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $62,541)	$2,050,790
Interest	38,522
Total Investment Income	2,089,312
Expenses:
Investment advisory fees	1,581,129
Interest expense on preferred shares	1,600,000
Shareholder communications expenses	75,191
Legal and audit fees	70,846
Payroll expenses	64,427
Shareholder services fees	43,797
Trustees’ fees	38,406
Tax expense	24,956
Accounting fees	22,500
Custodian fees	13,178
Offering expense for issuance of preferred shares	11,807
Interest expense	7
Miscellaneous expenses	39,616
Total Expenses	3,585,860
Less:
Expenses paid indirectly by broker (See Note 5)	(1,706)
Net Expenses	3,584,154
Net Investment Loss	(1,494,842)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	5,426,478
Net realized loss on foreign currency transactions	(6,642)
Net realized gain on investments and foreign currency transactions	5,419,836
Net change in unrealized appreciation/depreciation:
on investments	(50,622,057)
on foreign currency translations	(14,212)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(50,636,269)
Net Realized and Unrealized Gain on Investments and Foreign Currency	(45,216,433)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(46,711,275)

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021

Operations:
Net investment loss	$(1,494,842)	$(2,214,448)
Net realized gain on investments and foreign currency transactions	5,419,836	19,849,793
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(50,636,269)	25,104,707
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(46,711,275)	42,740,052

Distributions to Common Shareholders:
Accumulated Earnings	(2,741,420)*	(16,519,155)
Return of capital	(2,398,742)*	—
Total Distributions to Common Shareholders	(5,140,162)	(16,519,155)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,039,982)	(4,411,739)
Offering costs for preferred shares charged to paid-in capital	—	(30,646)
Net Decrease in Net Assets from Fund Share Transactions	(1,039,982)	(4,442,385)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(52,891,419)	21,778,512

Net Assets Attributable to Common Shareholders:
Beginning of year	263,952,383	242,173,871
End of period	$211,060,964	$263,952,383

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Cash Flows

For the Six Months Ended June 30, 2022 (Unaudited)

Net decrease in net assets attributable to common shareholders resulting from operations	$(46,711,275)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(23,902,570)
Proceeds from sales of long term investment securities	22,732,995
Net sales of short term investment securities	15,320,082
Net realized gain on investments	(5,426,478)
Net change in unrealized depreciation on investments	50,622,057
Net amortization of discount	(38,511)
Decrease in receivable for investments sold	49,459
Increase in dividends and interest receivable	(81,015)
Increase in deferred offering expense	(11,337)
Increase in prepaid expenses	(2,280)
Decrease in distributions payable	(6,185,145)
Decrease in payable for investment advisory fees	(46,022)
Increase in payable for payroll expenses	10,605
Increase in payable for accounting fees	3,750
Increase in payable for preferred offering expenses	2,561
Decrease in other accrued expenses	(74,924)
Decrease in payable to bank	(68,502)
Net cash provided by operating activities	6,193,450

Net decrease in net assets resulting from financing activities:
Distributions to common shareholders	(5,140,162)
Increase in payable for Fund shares redeemed	3,483
Decrease from repurchase of common shares	(1,039,982)
Net cash used in financing activities	(6,176,661)
Net increase in cash	16,789
Cash (including foreign currency):
Beginning of year	—
End of period	$16,789

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred shares	$1,600,000
Interest paid on bank overdrafts	7
Value of shares received as part of mergers of certain Fund investments	4,338,993

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust
Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021		2020		2019	2018	2017
Operating Performance:
Net asset value, beginning of year	$15.36		$13.81		$13.10		$10.95	$11.74	$10.86
Net investment income/(loss)	(0.09)		(0.13)		(0.00	)(a)	0.02	0.07	(0.01)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(2.63)		2.61		1.38		2.87	(0.23)	1.61
Total from investment operations	(2.72)		2.48		1.38		2.89	(0.16)	1.60
Distributions to Preferred Shareholders: (b)
Net investment income	—		—		(0.00	)(a)	(0.01)	(0.02)	(0.01)
Net realized gain	—		—		(0.14)		(0.20)	(0.18)	(0.19)
Total distributions to preferred shareholders.	—		—		(0.14)		(0.21)	(0.20)	(0.20)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(2.72)		2.48		1.24		2.68	(0.36)	1.40
Distributions to Common Shareholders:
Net investment income	(0.00	)*(a)	—		(0.01)		(0.02)	(0.05)	(0.00	)(a)
Net realized gain	(0.16	)*	(0.96)		(0.57)		(0.53)	(0.47)	(0.51)
Return of capital	(0.14	)*	—		—		(0.01)	—	(0.01)
Total distributions to common shareholders	(0.30)		(0.96)		(0.58)		(0.56)	(0.52)	(0.52)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.03		0.06		0.03	0.09	0.00	(a)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		(0.00	)(a)	(0.01)		—	0.00 (a)	—
Total Fund share transactions	0.01		0.03		0.05		0.03	0.09	0.00	(a)
Net Asset Value Attributable to Common Shareholders, End of Period	$12.35		$15.36		$13.81		$13.10	$10.95	$11.74
NAV total return †	(17.70)%		18.47%		10.82%		25.22%	(2.65)%	13.02%
Market value, end of period	$10.72		$13.57		$11.95		$11.52	$9.25	$10.33
Investment total return ††	(18.98)%		22.04%		9.94%		31.16%	(5.78)%	15.17%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$291,061		$343,952		$282,174		$305,775	$271,649	$299,680
Net assets attributable to common shares, end of period (in 000’s)	$211,061		$263,952		$242,174		$238,739	$204,613	$232,644
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(1.26	)%(c)	(0.86)%		(0.02)%		0.20%	0.60%	(0.07)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	3.03	%(c)	2.24%		1.60%		1.57%	1.61%	1.65%
Portfolio turnover rate	8%		29%		15%		25%	32%	34%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust
Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2022	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Cumulative Preferred Shareholders:
5.760% Series A Preferred
Liquidation value, end of period (in 000’s)	—	—	—	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	—	—	—	1,200	1,200	1,200
Liquidation preference per share	—	—	—	$25.00	$25.00	$25.00
Average market value (f)	—	—	—	$25.86	$25.43	$25.89
Asset coverage per share (g)	—	—	—	$114.03	$101.31	$111.76
5.875% Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	—	$37,036	$37,036	$37,036
Total shares outstanding (in 000’s)	—	—	—	1,481	1,481	1,481
Liquidation preference per share	—	—	—	$25.00	$25.00	$25.00
Average market value (f)	—	—	—	$26.03	$25.83	$26.67
Asset coverage per share (g)	—	—	—	$114.03	$101.31	$111.76
4.000% Series C Preferred
Liquidation value, end of period (in 000’s)	$40,000	$40,000	$40,000	—	—	—
Total shares outstanding (in 000’s)	2,000	2,000	2,000	—	—	—
Liquidation preference per share	$20.00	$20.00	$20.00	—	—	—
Average market value (f)	$20.00	$20.00	$20.00	—	—	—
Asset coverage per share (g)	$72.77	$85.99	$141.08	—	—	—
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	$40,000	$40,000	—	—	—	—
Total shares outstanding (in 000’s)	4,000	4,000	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (f)	$10.00	$10.00	—	—	—	—
Asset coverage per share (g)	$36.38	$42.99	—	—	—	—
Asset Coverage (h)	364%	430%	705%	456%	405%	447%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Amount represents less than $0.005 per share.

(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 2.27%, 1.88%, 1.33%, 1.21%, 1.25%, and 1.27%, respectively.

(f)	Based on weekly prices.

(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1.  Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) was organized on February 20, 2007 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Pharmaceuticals	$55,292,873	—	$0	$55,292,873
Other Industries (b)	221,336,761	—	—	221,336,761
Total Common Stocks	276,629,634	—	—	276,629,634
Preferred Stocks (b)	125,450	—	—	125,450
Rights (b)	—	—	0	0
Warrants (b)	—	$2,454	—	2,454
U.S. Government Obligations	—	14,149,922	—	14,149,922
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$276,755,084	$14,152,376	$0	$290,907,460

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2022, the Fund did not have material transfers into or out of Level 3.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series C and Series E Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 4.00% Series C Cumulative Preferred Shares (Series C Preferred) and 4.00% Series E Cumulative Preferred Shares (Series E Preferred) are recorded on a daily basis and are determined as described in Note 6.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$406,988
Net long term capital gains	16,112,167
Total distributions paid	$16,519,155

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$205,986,254	$100,798,537	$(15,877,331)	$84,921,206

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2022, the Fund incurred an excise tax expense of $24,956. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4.  Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated to $23,366,275 and $23,054,211,

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2022, aggregated $35,414,070 and $50,734,152, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $341 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,706.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2022, the Fund accrued $64,427 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6.  Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund repurchased and retired 87,984 and 353,074 common shares in the open market at an investment of $1,039,982 and $4,411,739, respectively, at average discounts of approximately 11.41% and 13.15% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount

Net decrease from repurchase of common
shares	(87,984)	$(1,039,982)	(353,074)	$(4,411,739)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their liquidation preference plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

As of June 30, 2022 the Fund had an effective shelf registration authorizing the issuance of $200 million in common or preferred shares.

On December 18, 2020, the Fund issued 2,000,000 shares of Series C 4.00% Cumulative Preferred Shares receiving $39,841,048 after the deduction of offering expenses of $158,952. The Series C Preferred has a liquidation value of $20 per share, an annual dividend rate of 4.00%, and is subject to mandatory redemption by the Fund on December 18, 2024. At June 30, 2022, 2,000,000 shares of Series C Preferred were outstanding and accrued dividends amounted to $22,222.

The Series C Preferred Shares are puttable during the 30-day period prior to each of December 26, 2022 and December 26, 2023, and are callable at the Fund’s option at any time commencing on December 18, 2023 and thereafter. On December 18, 2024, the Fund will redeem all outstanding Series C Preferred at the liquidation preference plus any accumulated and unpaid dividends.

On October 15, 2021, the Fund issued 4,000,000 shares of Series E 4.00% Cumulative Preferred Shares receiving $39,875,000 after the deduction of estimated offering expenses of $125,000. The Series E Preferred has a liquidation value of $10 per share and an annual dividend rate of 4.00%. The Series E Preferred Shares are callable at the Fund’s option at any time commencing on December 26, 2024 and thereafter. The Series E Preferred is subject to mandatory redemption by the Fund on December 26, 2025. At June 30, 2022, 4,000,000 shares of Series E Preferred were outstanding and accrued dividends amounted to $22,222.

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2022	Net Proceeds	2022 Dividend Rate Range	Dividend Rate at 6/30/2022	Accrued Dividends at 6/30/2022
C 4.000%	December 18, 2020	2,000,000	2,000,000	$39,841,048	Fixed Rate	4.000%	$22,222
E 4.000%	October 15, 2021	4,000,000	4,000,000	$39,875,000	Fixed Rate	4.000%	$22,222

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

7.  Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 9, 2022. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Jeffrey J. Jonas and Kuni Nakamura as Trustees of the Fund, with 16,434,798 votes and 16,309,092 votes cast in favor of these Trustees, and 141,586 votes and 267,292 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 3,357,000 votes cast in favor of this Trustee and no votes withheld for this Trustee.

Calgary Avansino, Vincent D. Enright, Leslie F. Foley, Mario J. Gabelli, Robert C. Kolodny, Agnes Mullady, Anthonie C. van Ekris and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Unaudited)

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s charter and bylaws) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by

The Gabelli Healthcare & WellnessRx Trust

Additional Fund Information (Continued) (Unaudited)

a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series C and Series E Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the 1940 Act, as amended, contemplates that the Board of the Fund, including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the Advisory Agreement) and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Adviser for the Fund.

More specifically, at a meeting held on February 7, 2022, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, and the nature, quality, and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser. The Independent Board Members considered one-year, three-year, five-year, and ten-year investment performance for the Fund as compared to relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by the Adviser, including other funds focused on healthcare or biotechnology. The Independent Board Members noted that the Fund’s NAV performance was above the average and median of funds in its Lipper peer group for the prior one-year period ended December 31, 2021, and below the average and median of funds in its Lipper peer group for the prior three-, five-, and ten-year periods ended December 31, 2021. The Independent Board Members also noted that the Fund’s NAV performance was above the average and median of funds in the Adviser peer group for the prior one year period ended December 31, 2021, and below the average and median of funds in the Adviser peer group for the prior three-, five-, and ten-year periods ended December 31, 2021. The Independent Board Members also recognized that the performance of certain peer group funds is not necessarily a good comparison for the Fund because of the Fund’s investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also considered the Fund’s performance relative to certain benchmark indices. As was the case for the peer comparisons, the Independent Board Members recognized that comparison to an index may not yield relevant information because certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions. In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser

(a) Costs of Services to Fund. Fees and Expenses. The Independent Board Members considered the Fund's management fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO Asset Management Inc. (“GAMCO”), for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the management and gross advisory fees, other non-management expenses, and total expenses paid by the Fund are higher than the median and average for its Broadridge peer group. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, most of which do not utilize leverage and certain of which are open-end funds. It was noted that the non-management expenses and total expense ratio could be impacted by the large number of shareholder accounts and related transfer agency costs. The Independent Board Members concluded that the management fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2021. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Gabelli fund complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Other Relevant Considerations.

a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund received highly experienced portfolio management services and good ancillary services and, therefore, the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. They were aware that the NAV performance record had been below the average and median of the Fund’s Broadridge peer group during the three-, five-, and ten-year reporting periods ended December 31, 2021, but recognized that many of the peers were not good comparisons for the Fund because of its investment strategy. Similarly, the Independent Board Members noted that index comparisons may not be very meaningful for comparison purposes. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend the continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA degree from Columbia Business School.

Sara E. Wojda joined the Firm in 2014 as a research analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the Firm’s global healthcare coverage and assisted with Gabelli’s UK based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – 13,900 Preferred Series C – N/A Preferred Series E – N/A	Common – $13.12 Preferred Series C – N/A Preferred Series E – N/A	Common – 13,900 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,180,957 - 13,900 = 17,167,057 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000
Month #2 02/01/2022 through 02/28/2022	Common – 10,400 Preferred Series C – N/A Preferred Series E – N/A	Common – $12.50 Preferred Series C – N/A Preferred Series E – N/A	Common – 10,400 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,167,057 - 10,400 = 17,156,657 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000
Month #3 03/01/2022 through 03/31/2022	Common – 8,176 Preferred Series C – N/A Preferred Series E – N/A	Common – $12.62 Preferred Series C – N/A Preferred Series E – N/A	Common – 8,176 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,156,657 - 8,176 = 17,148,481 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000
Month #4 04/01/2022 through 04/30/2022	Common – 16,228 Preferred Series C – N/A Preferred Series E – N/A	Common – $12.52 Preferred Series C – N/A Preferred Series E – N/A	Common – 16,228 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,148,481 - 16,228 = 17,132,253 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000
Month #5 05/01/2022 through 05/31/2022	Common – 11,095 Preferred Series C – N/A Preferred Series E – N/A	Common – $11.52 Preferred Series C – N/A Preferred Series E – N/A	Common – 11,095 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,132,253 - 11,095 = 17,121,158 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000

Month #6 06/01/2022 through 06/30/2022	Common – 27,645 Preferred Series C – N/A Preferred Series E – N/A	Common – $10.77 Preferred Series C – N/A Preferred Series E – N/A	Common – 27,645 Preferred Series C – N/A Preferred Series E – N/A	Common – 17,121,158 - 27,645 = 17,092,973 Preferred Series C – 2,000,000 Preferred Series E – 4,000,000
Total	Common – 87,984 Preferred Series C – N/A Preferred Series E – N/A	Common – $12.14 Preferred Series C – N/A Preferred Series E – N/A	Common – 87,984 Preferred Series C – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

101	Inline Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer
Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.